UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026 (June 11, 2026)

Avalanche Treasury Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-43345	39-4863126
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 W. 42nd Street 2nd Floor

New York, NY 10036
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (332) 240-1155

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	AVAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the definitive proxy statement/prospectus (as supplemented or amended, the “Proxy Statement/Prospectus”), filed pursuant to Rule 424(b)(3) with the Securities and Exchange Commission (the “SEC”) on May 14, 2026 by Avalanche Treasury Corporation (“Pubco”), and which forms a part of the Registration Statement on Form S-4 (Registration No. 333-294684).

The Business Combination

On June 11, 2026 (the “Closing Date”), Pubco consummated its previously announced business combination (the “Closing”) pursuant to that certain Business Combination Agreement, dated October 1, 2025 (as amended, modified, supplemented modified and/or restated from time to time, the “Business Combination Agreement”), by and among Pubco, Mountain Lake Acquisition Corp., at that time a Cayman Islands exempted company (“MLAC”), Avalanche SPAC Merger Sub LLC, a Delaware limited liability company (“MLAC Merger Sub”), Avalanche Company Merger Sub LLC, a Delaware limited liability company (“Company Merger Sub”, and together with MLAC Merger Sub, the “Pubco Subsidiaries”), Avalanche Treasury Company LLC, a Delaware limited liability company (the “Company” or “AVAT”), Dragonfly Digital Management, LLC, a Delaware limited liability company (“Seller”) , Dragonfly Ventures L.P., a Cayman Islands exempted limited partnership (“DV”), Dragonfly Ventures II, L.P., a Cayman Islands exempted limited partnership (“DV II” and, DV II together with DV, the “Funds” or “DVs” and, the DVs together with the Seller, the “Seller Related Parties”) and Astral Horizon, L.P., a Delaware limited partnership (“Astral”). On January 13, 2026 and on March 17, 2026, MLAC, Pubco, the Pubco Subsidiaries, the Company, the Seller Related Parties and Astral entered into certain amendments to the Business Combination Agreement, effective as of October 1, 2025.

Pursuant to the terms of the Business Combination Agreement and as described in the sections titled “The Business Combination Proposal” and “The Domestication and Organizational Documents Proposal” of the Proxy Statement/Prospectus, immediately prior to the Closing on June 11, 2026, MLAC effected a domestication under Section 388 of the General Corporation Law of the State of Delaware (the “DGCL”) and Section 206 of the Cayman Act (the “Domestication”), pursuant to which MLAC transferred by way of continuation to and became a Delaware corporation. On June 11, 2026, two hours after the Domestication, MLAC Merger Sub merged with and into MLAC in accordance with the applicable provisions of the DGCL and Limited Liability Company Act of the State of Delaware (the “DLLCA”), with MLAC continuing as the surviving company and a wholly-owned subsidiary of Pubco (the “MLAC Merger”) and with MLAC Shareholders receiving one share of non-voting Class A common stock, par value $0.01 per share, of Pubco (“Pubco Class A Stock”) for each Class A ordinary share, par value $0.0001 per share, of MLAC (the “MLAC Class A Ordinary Shares”) or Class B ordinary share, par value $0.0001 per share, of MLAC (the “MLAC Class B Ordinary Shares”) held by such shareholder, and with each holder of a right to receive one-tenth (1/10th) of an MLAC Class A Ordinary Share (an “MLAC Right”) receiving one share of Pubco Class A Stock in exchange for every ten (10) MLAC Rights held by such holder.

At the Company Merger Effective Time, Company Merger Sub merged with and into the Company in accordance with the applicable provisions of the DLLCA, with the Company continuing as the surviving company (the “Company Merger” and, together with the MLAC Merger, the “Mergers” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”), and with (i) each Company Member other than the Seller Related Parties receiving one share of Pubco Class A Stock for each Company Unit held immediately prior to the effective time of the Company Merger, (ii) each Seller Related Parties receiving one share of Pubco Class A Stock and one share of Pubco Class B common stock, par value $0.01 per share (“Pubco Class B Stock” and, together with the Pubco Class A Stock, the “Pubco Stock”), for each Company Unit held, and (iii) Astral receiving 4,000,000 shares of Pubco Class A Stock as additional consideration (the “Additional Merger Consideration Shares”), out of which 2,000,000 shares of Pubco Class A Stock (the “Astral Earnout Shares”) issued and placed into an escrow account held with Continental Stock Transfer & Trust Company (the “Escrow Agent”) (the “Astral Escrow Account”) at the Company Merger Effective Time and the remaining 2,000,000 shares of Pubco Class A Stock (the “Astral Post-Closing Shares”) will be issued and placed into Astral’s securities account on the 30th day after Closing.

Company Unit Subscription

Concurrently with the signing of the Business Combination Agreement, Pubco, the Company and MLAC entered into the Company Unit Subscription Agreements with the Company Unit Investors, pursuant to which the Company Unit Investors agreed to purchase, payable in cash, USDC or AVAX (or a combination of cash, USDC and/or AVAX), and the Company agreed to issue and sell, approximately $216 million worth of Company Class A units (the “Company Units”) at a price of $10.00 per Company Unit, in a private placement, upon the terms and subject to the conditions set forth therein (the “Company Unit Investment”). Company Unit Investors received a number of Company Units equal to, (a) if the Company Unit Investor elected to purchase Company Units by contributing AVAX, the stated AVAX amount multiplied by the applicable signing AVAX price, or, (b) if the Company Unit Investor elected to purchase the Company Units by contributing cash or USDC, the stated dollar amount or the stated USDC amount (as applicable), in each case divided by $10.00 (the “Per Unit Price”).  At the Company Merger Effective Time, each Company Unit held by Company Unit Investors converted automatically into one share of Pubco Class A Stock, for a total of 21,855,658 shares of Pubco Class A Stock.

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Contribution Agreement and Token Sale Agreement

Concurrently with the execution of the Business Combination Agreement, Seller, Company, Pubco, Avalanche (BVI), Inc., a company incorporated in the British Virgin Islands (“Avalanche BVI”) and Avalanche Cayman, a Cayman Islands exempted company (“Avalanche Cayman” and together with Avalanche BVI, the “Foundation”) entered into an asset purchase and contribution agreement (the “Contribution Agreement”), pursuant to which, on the date of the Business Combination Agreement: (a) the Foundation agreed to sell a minimum of $200 million of AVAX tokens on a pre-discount basis to Company on the terms and subject to the conditions set forth in a Token Sale Agreement (the “TSA”) by and between Company and the Foundation (the “Foundation Transaction”) in exchange for 3,000,000 shares of Pubco Class A Stock issued at Closing, and (b) Seller agreed to contribute, directly and indirectly through the Funds and together with other Seller controlled vehicles (the “Seller Related Parties”), 1,960,040 AVAX in exchange for 5,805,639 Company Units at the Per Unit Price, with an approximate value of $58 million (the “Dragonfly Contribution”).

Astral Additional Merger Consideration Shares

On the Closing Date, the 2,000,000 Pubco Class A Stock Astral Earnout Shares were issued to Astral of the 4,000,000 Pubco Class A Stock Additional Merger Consideration Shares, and were deposited into the Astral Escrow Account to be released in tranches, all as provided in the Business Combination Agreement and the Astral Escrow Agreement. Unless released earlier, in accordance with the Astral Escrow Agreement and Business Combination Agreement, the Astral Earnout Shares will be held in escrow for a period commencing on the Closing Date and ending on fifth (5th) anniversary of the Closing Date (such period, the “Escrow Period”). The Astral Earnout Shares, together with any shares received upon equitable adjustment of the Astral Earnout Shares, will vest and be released from the Astral Escrow Account to Astral, in the amounts specified below, upon Pubco meeting the following price milestones: (i) on the last day of any twenty (20) consecutive trading day period after the Closing Date in which the VWAP of the Pubco Class A Stock is greater than or equal to $13.00 per share, 666,667 shares of Pubco Class A Stock (“Triggering Event I”); (ii) on the last day of any twenty (20) consecutive trading day period after the Closing Date in which the VWAP of the Pubco Class A Stock is greater than or equal to $15.00 per share, 666,667 shares of Pubco Class A Stock (“Triggering Event II”); and (iii) on the last day of any twenty (20) consecutive trading day period after the Closing Date in which the VWAP of the Pubco Class A Stock is greater than or equal to $17.00 per share, 666,666 shares of Pubco Class A Stock (“Triggering Event III” together the “Triggering Events” and each a “Triggering Event”).

The other 2,000,000 Pubco Class A Stock Astral Post-Closing Shares to be issued to Astral as part of the Additional Merger Consideration Shares will be issued to Astral on the thirtieth calendar day following the Closing Date.

Sponsor Earnout Shares

Pursuant to that certain Sponsor Support Agreement, dated October 1, 2025, entered into by and among Pubco, the Sponsor and MLAC (the “Sponsor Support Agreement”), and certain joinders to the Sponsor Support Agreement, dated June 3, 2026, entered into by and among Pubco, the Sponsor and each of the Sponsor and certain MLAC shareholders agreed to effect certain security cancellations and to deposit certain Pubco Class A Stock issued to it at Closing into escrow in connection with the Closing. Specifically, immediately prior to the MLAC Merger Effective Time, the Sponsor and certain MLAC shareholders  delivered to MLAC for cancellation, 495,000 MLAC private placement shares and 4,387,500 MLAC Class B Ordinary Shares. An aggregate of 1,600,000 Pubco Class A Stock (the “Sponsor Earnout Shares”) were deposited into an escrow account with Continental Stock Transfer and Trust Company to be released in tranches as provided in the Sponsor Support Agreement. The Sponsor and certain MLAC shareholders agreed that all of the Sponsor Earnout Shares, together with any shares received upon equitable adjustment of the Sponsor Earnout Shares, shall be subject to potential transfer to Pubco (the “Sponsor Transfer”) at the end of the Escrow Period in the event that not all of the Triggering Events are achieved. The Sponsor Earnout Shares shall vest, no longer be subject to the Sponsor Transfer and shall be released from the escrow account to the Sponsor, in the amounts specified below, upon Pubco meeting the price milestones specified here: (i) upon the occurrence of Triggering Event I, 533,333 Sponsor Earnout Shares shall be released from the escrow account to the Sponsor; (ii) upon the occurrence of Triggering Event II, 533,333 Sponsor Earnout Shares shall be released from the escrow account to the Sponsor; and (iii) upon the occurrence of Triggering Event III, 533,334 Sponsor Earnout Shares shall be released from the escrow account to the Sponsor. Pursuant to that certain Sponsor Escrow Agreement, dated June 11, 2026, entered into by and among Pubco, the Seller, the Escrow Agent and Paul Grinberg and Doug Horlick, as the representatives of the recipients (the “Sponsor Transferees”) of the Sponsor Earnout Shares (the “Sponsor Escrow Agreement”), each of Paul Grinberg and Doug Horlick will issue joint instructions with Pubco and the Seller to release the Sponsor Earnout Shares to the Sponsor Transferees upon the price milestones being met. Paul Grinberg and Doug Horlick were appointed to act as representatives of the Sponsor Transferees under the Sponsor Escrow Agreement pursuant to that certain Letter Agreement, dated June 1, 2026, among the Sponsor, Paul Grinberg and Doug Horlick and the Sponsor Transferees.

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Redemption

In connection with the closing of the Business Combination, holders of 22,846,470 MLAC Class A Ordinary Shares sold in MLAC’s initial public offering properly exercised their right to have their shares redeemed for a pro rata portion of the trust account holding the proceeds from MLAC’s initial public offering, and on June 11, 2026, prior to the Closing, MLAC redeemed 22,846,470 Class A ordinary shares for approximately $10.62 per share (the “Public Share Redemptions”). As a result, on June 11, 2026, after giving effect to the Public Share Redemptions and before paying expenses, there was $1,634,507 remaining in the trust account.

As of the Closing Date, following the Public Share Redemptions and the consummation of the Business Combination, there were (i) 37,914,826 shares of Pubco Class A Stock issued and outstanding and 5,805,639 shares of Pubco Class B Stock issued and outstanding. Pubco Class A Stock commenced trading on The Nasdaq Capital Market (“Nasdaq”) under the symbol “AVAT” on June 11, 2026.

A description of the Business Combination and the terms of the Business Combination Agreement, Company Unit Subscription Agreements, Contribution Agreement and TSA are included in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal” beginning on page 112.

The foregoing descriptions of the Business Combination, the Company Unit Investment, the Foundation Transaction and the Dragonfly Contribution do not purport to be complete and are qualified in their entirety by the full text of the Business Combination Agreement, including the first amendment to the Business Combination Agreement dated as of January 13, 2026 and the second amendment to the Business Combination Agreement dated as of March 17, 2026, the form of LLC Subscription Agreement, the Asset Purchase and Contribution Agreement and the TSA copies of which are filed hereto as Exhibits 2.1, 2.2, 2.3, 10.6, 10.7 and 10.8, respectively, and are incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

The disclosures set forth in in the “Introductory Note” above are incorporated and made a part of this Item 1.01 by reference.

Amended and Restated Registration Rights Agreement

In connection with the Closing, Pubco, MLAC, the Seller Related Parties, Astral, the Foundation, the Sponsor and certain MLAC insiders including Paul Grinberg, Douglas Horlick, Jaime Vieser, John Norton, SPAC Sponsor Capital Access, Michael Marquez and Jeffrey Lager (together the “MLAC Insiders”) entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) amending and restating the existing Registration Rights Agreement, dated as of December 12, 2024, by and between MLAC, Sponsor and the MLAC Insiders, which provides for customary demand registration rights, piggyback registration rights and shelf registration rights for the benefit of the holders of Pubco Stock named therein, including the Sponsor, the Seller Related Parties, Astral, the Foundation, and the MLAC Insiders, subject to customary cutbacks and issuer suspension rights. The Amended and Restated Registration Rights Agreement also includes customary provisions relating to underwriting participation, registration expenses, indemnification and coordination of sales in underwritten offerings.

The foregoing summary of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Registration Rights Agreement, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification of Directors and Officers

Concurrently with the Closing, Pubco entered into indemnification agreements with its directors and executive officers. Each indemnification agreement provides that, subject to limited exceptions, Pubco will indemnify the applicable indemnified person to the fullest extent permitted by law for claims arising in his or her capacity as a director or officer of Pubco, as applicable.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the indemnification agreements, a form of which is filed as Exhibit 10.15 to this Current Report on Form 8-K and is incorporated herein by reference.

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Lock-Up Agreements

Concurrently with the Closing, (i) MLAC, Sponsor, and the MLAC Insiders entered into with Pubco the Sponsor Lock-Up Agreement and (ii) the Seller Related Parties and Astral entered into with Pubco the Seller Lock-Up Agreement in substantially the same form as the Sponsor Lock-Up Agreement, pursuant to which, in each case, the parties agreed that the shares of Pubco Stock received by such parties in connection with the Business Combination, amounting in total to approximately 10,605,639 shares of Pubco Class A Stock and 5,805,639 Pubco Class B Stock, and any other securities convertible into or exercisable or exchangeable for Pubco Stock (the “Lock-Up Shares”), are subject to transfer restrictions, subject to certain customary exceptions (together, the “Lock-Up Agreements”).

Pursuant to the Lock-Up Agreements, the Lock-Up Shares are subject to transfer restrictions until the earlier of (i)  180 days following the date of the Closing (the “Anniversary Release”); provided, that if the VWAP of Pubco Class A Stock equals or exceeds $12.50 per share for any 20 consecutive trading days following the Closing, the Anniversary Release will be deemed to occur at 11:59 p.m. New York City time on such 20th consecutive trading day, and (ii) the date on which Pubco consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all Pubco shareholders having the right to exchange their shares of Pubco Stock for cash, securities or other property.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreements, copies of which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference. On June 4, 2026, the Business Combination was approved by the shareholders of MLAC at an extraordinary general meeting of its shareholders. The Business Combination was completed on June 11, 2026. The material terms of the Business Combination are described in greater detail in the section of the Proxy Statement/Prospectus titled “The Business Combination Proposal” beginning on page 112, which is incorporated herein by reference.

Holders of 22,846,470 MLAC Class A Ordinary Shares exercised their right to redeem such shares for cash at a price of approximately $10.62 per share for aggregate payments of approximately $243,227,458, resulting in $1,634,507 from the Trust Account being available to the Company following the Closing, before expenses.

Immediately after Closing, there were outstanding:

•	37,914,826 shares of Pubco Class A Stock; and

•	5,805,639 shares of Pubco Class B Stock.

Form 10 Information

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as MLAC was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Pubco is providing the information below that would be included in a Form 10. Please note that unless otherwise specifically indicated or the context otherwise requires, the information provided below relates to Pubco as the combined company following the Business Combination.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Exchange Act, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties.

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Examples of forward-looking statements include, but are not limited to, statements with respect to the expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Pubco, statements regarding the plans and use of proceeds, future financial condition of Pubco and performance and expected financial impacts of the Business Combination on Pubco’s business, and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to:

•	the failure to realize the anticipated benefits of the Business Combination and any transactions contemplated thereby;

•	the outcome of any potential legal proceedings that may be instituted against AVAT, Pubco, MLAC or others following Closing of the Business Combination;

•	the failure of Pubco to maintain the listing of its securities on Nasdaq;

•	ongoing costs related to the Business Combination and as a result of Pubco becoming a public company;

•	changes in business, market, financial, political and regulatory conditions;

•	the ability of Pubco to grow and manage growth profitably;

•	risks relating to Pubco’s anticipated operations and business, including the success of any future acquisitions;

•	Pubco’s ability to retain its management and key employees;

•	the risk that issuances of equity or debt securities, including issuances of equity securities in connection with Pubco’s acquisition strategy, may adversely affect the value of Pubco’s common stock and dilute its stockholders;

•	the risk that Pubco experiences difficulties managing its growth and expanding operations following the Closing of the Business Combination;

•	the price and volatility of AVAX;

•	AVAX’s prominence as a digital asset and Avalanche’s ability to serve as part of a new financial system;

•	the ability to develop and maintain effective internal controls and procedures or correct the previously identified material weaknesses;

•	the macro and political conditions surrounding AVAX, Avalanche and digital assets generally;

•	the planned business strategy, including Pubco’s ability to raise capital to continue to acquire additional AVAX, to secure participation and contribution from AVAX holders through in-kind investments, to successfully deploy and apply financial trading strategies or risk-management techniques in its active management of its AVAX holdings;

•	generation of AVAX yield through the delegation or staking of AVAX to validators and the deployment of AVAX, digital assets or fiat to traders, market makers, asset managers and other crypto market participants to with the goal of adopting conservative approaches focused on preservation and consistent returns;

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•	potential growth avenues organically through (i) expanding the talent base, potential product offering and partnerships, and (ii) inorganically through selective minority investments, joint ventures and acquisitions where AVAT believes such transactions have the potential to accelerate the expansion of Avalanche-related capabilities and AVAX accumulation;

•	Pubco’s ability to provide its shareholders with differentiated AVAX exposure, including plans and use of proceeds as well as any potential future capital raises; and

•	other risks and uncertainties described in this Current Report on Form 8-K, including those under the section entitled “Risk Factors.”

There may be other risks not presently known to Pubco or that Pubco presently believes are not material that could also cause actual results to differ materially. Analysis and opinions contained in this Report may be based on assumptions that, if altered, can change the analysis or opinions expressed. In light of the significant uncertainties inherent in the forward-looking statements included in this Report, the inclusion of such forward-looking statements should not be regarded as a representation by Pubco that the objectives and plans set forth in this Report will be achieved, and you are cautioned not to place substantial weight or undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date they are made and Pubco disclaims any obligation, except as required by law, to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

Business

The business of Pubco is described in the Proxy Statement/Prospectus in the section titled “Information Related to AVAT” on page 207, and such information is incorporated herein by reference.

Risk Factors

The risks associated with Pubco are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 40 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Financial Information

The audited consolidated financial statements of Avalanche Treasury Company, LLC as of December 31, 2025 and for the period from August 20, 2025 (inception) to December 31, 2025 are included in the Proxy Statement/Prospectus on pages F-21 through F-44, and are incorporated herein by reference. The unaudited financial statements of Avalanche Treasury Company, LLC as of and for the three months ended March 31, 2026 are set forth herein as Exhibit 99.1 and are incorporated herein by reference.

The audited consolidated financial statements of Pubco as of December 31, 2025 and for the period from September 22, 2025 (inception) to December 31, 2025 are included in the in the Proxy Statement/Prospectus on pages F-43 through F-58 and are incorporated herein by reference. The unaudited financial statements of Pubco as of and for the three months ended March 31, 2026 are set forth herein as Exhibit 99.2 and are incorporated herein by reference.

The audited consolidated financial statements of MLAC as of and for the years ended December 31, 2025 and December 31, 2024 are included in the Proxy Statement/Prospectus on pages F-2 through F-21, and are incorporated herein by reference. The unaudited financial statements of MLAC as of March 31, 2026 and for the three months ended March 31, 2026 and 2025 are set forth herein as Exhibit 99.3 and are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information required of Pubco as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025 is incorporated by reference to Exhibit 99.4 hereto.

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Management’s Discussion and Analysis of Financial Conditions and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Avalanche Treasury Company, LLC as of and for the three months ended March 31, 2026 is incorporated by reference to Exhibit 99.5.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Pubco Stock, as of the Closing Date, following the consummation of the Business Combination, by:

•	each person known by Pubco to be the beneficial owner of more than 5% of a class of Pubco securities on the Closing Date;

•	each of Pubco’s officers and directors; and

•	all executive officers and directors of Pubco as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty (60) days.

The beneficial ownership of shares of Pubco Stock immediately following completion of the Business Combination is based on the following: (i) an aggregate of 37,914,826 shares of Pubco Class A Stock issued and outstanding immediately following the completion of the Business Combination, (ii) 5,805,639 shares of Pubco Class B Stock issued and outstanding immediately following the completion of the Business Combination.

	Pubco Class A		Pubco Class B
	Stock, (non-voting)		Stock, (voting)
	Number of		Number of
	Shares	Approximate	Shares	Approximate
	Beneficially	Percentage of	Beneficially	Percentage of
Name and Address of Beneficial Owner(1)	Owned	Class	Owned	Class
Named Executive Officers and Directors
Gerald Bartholomew Smith	1	0%	-	-
Paul Grinberg	478,010	1.2%	-	-
Sarkees John Nahas	50,481	0.1%	-	-
Robert Hadick(2)	2,000,000	5.1%	-	-
Laine Mihalchick Moljo	-	-	-	-
Sean Ostrower	-	-	-	-
All officers and directors as a group (6 individuals)	2,528,491	6.4%		0%
Other 5% Shareholders
Seller Related Parties(3)	5,805,639	15.3%	5,805,639	100%
Astral(4)	2,000,000	5.1%	-	-
Foundation(5)	3,000,000	7.9%	-	-
ParaFi Capital LP(6)	3,011,909	7.9%	-	-
Emin Gün Sirer(7)	2,609,176	6.9%	-	-

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 11 W. 42nd Street, 2nd Floor, New York, NY 10036.

(2)	Includes the 2,000,000 shares of Pubco Class A Stock issued to Astral. Astral is managed by its general partner, Astral Horizon GP, LLC, which is governed by a board of managers consisting of four natural persons, including Mr. Hadick. The managers of Astral Horizon GP, LLC collectively have the authority to manage and control the affairs of Astral Horizon Fund, including voting and investment decisions relating to its portfolio securities. Actions by the managers require approval of a majority of the managers, and no individual manager has authority to act unilaterally on behalf of the entity. Mr. Hadick disclaims beneficial ownership of the securities held by Astral Horizon Fund, except to the extent of his pecuniary interest therein, if any.

(3)	Includes 2,547,252 shares of Pubco Class A Stock issued to DV, 3,258,386 shares of Pubco Class A Stock issued to DV II, and one share of Pubco Class A Stock issued to the Seller. Includes 2,547,252 shares of Pubco Class B Stock issued to DV, 3,258,386 shares of Pubco Class B Stock issued to DV II, and one share of Pubco Class B Stock issued to the Seller. The principal business address of the DVs is PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands. The principal business address of the Seller is 66 Franklin Street, Suite 300, Oakland, CA 94607.

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(4)	The primary business address of Astral Horizon, L.P. is 66 Franklin Street, Suite 300, Oakland, California 94607.

(5)	In the event the Pubco Class A Stock cease to be nonvoting securities, the Foundation will forfeit a number of its Pubco Class A Stock and will receive from Pubco a number of pre-funded warrants convertible into Pubco Class A Stock prior to the time the Pubco Class A Stock cease to be nonvoting securities so that the Foundation’s beneficial ownership in Pubco does not exceed the Maximum Percentage. The primary business address of the Foundation is Floor 4, Banco Popular Building, British Virgin Islands, VG1110. The Board of Directors of Avalanche (“BVI”) Investments, Inc. has voting and investment control over the Pubco Class A Stock. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regards to Avalanche (“BVI”) Investment Inc.

(6)	Ben Forman, the Founder and Managing Partner of ParaFi Capital LP, may be deemed to have beneficial ownership over the Pubco Stock beneficially owned by ParaFi Capital. The primary business address of ParaFi Capital LP is 500 West Putnam Ave., Suite 400, Greenwich, CT 06830.

(7)	The primary address of Emin Gün Sirer is 511 W. Bay Street, Ste. 320, Tampa, FL 336606.

Directors and Executive Officers

Pubco’s directors and executive officers after the Closing are described in the Proxy Statement/Prospectus in the section titled “Management of Pubco Following the Business Combination” on page 233 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Committees of the Board of Directors

Reference is made to the disclosure in the subsections entitled “Board of Directors” in Item 5.02 of this Current Report, which is incorporated herein by reference. Further reference is made to the section of the Proxy Statement/Prospectus entitled “Management of Pubco Following the Business Combination - Board Committees,” on page 236 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Director and Executive Compensation

Information regarding the compensation of the named executive officers and directors of Pubco before the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation” beginning on page 244 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Reference is made to the disclosure in Item 5.02 of this Current Report is incorporated herein by reference.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

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Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related person transactions of MLAC and Pubco are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions,” beginning on page 250 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Information Related to AVAT — Legal Proceedings” on page 225, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Shareholder Matters

The information set forth in the section of the Proxy Statement/Prospectus entitled “Description of Pubco Securities” beginning on page 254, “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 226 and “Ticker Symbol, Market Price and Dividends” beginning on page 265 are incorporated herein by reference.

Following the Closing of the Business Combination, Pubco Class A Stock began trading on The Nasdaq Global Market under the symbol “AVAT” on June 11, 2026. Pubco has not paid any cash dividends on the Pubco Stock to date.

The board of directors of Pubco (the “Board”), in its sole discretion, will make any determination from time to time with respect to the use of any excess cash accumulated, which may include, among other uses, the payment of dividends on Pubco Stock. It is not contemplated that Pubco will pay cash dividends for the foreseeable future.

Recent Sales of Unregistered Securities

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The description of Pubco’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Pubco Securities,” beginning on page 254 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

The description of the indemnification arrangements with Pubco’s directors and officers is contained in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning Pubco’s financial statements and supplementary information.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth in Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

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Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of Pubco.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note and Item 2.01 is incorporated into this Item 3.02 by reference. Pubco issued certain securities to the Foundation described in the Introductory Note under Section 4(a)(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Business Combination, on June 11, 2026, Pubco filed the First Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, and also adopted the First Amended and Restated Bylaws, which replaced the respective governing documents in effect as of such time.

The material terms of the First Amended and Restated Certificate of Incorporation and the First Amended and Restated Bylaws and the general effect upon the rights of holders of Pubco Class A Stock are discussed in the Proxy Statement/Prospectus in the section titled “The Domestication and Organizational Documents Proposals” beginning on page 149, which is incorporated herein by reference. Reference is also made to the sections of the Proxy Statement/Prospectus titled “Description of Pubco Securities” and “Comparison of Shareholders’ Rights” beginning on pages 254 and 258 respectively, which are incorporated herein by reference.

The foregoing descriptions of the First Amended and Restated Certificate of Incorporation and the First Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by the full text of each of the First Amended and Restated Certificate of Incorporation and the First Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 5.01. Changes in Control of Registrant.

Reference is made to the section of the Proxy Statement/Prospectus entitled “The Business Combination Proposal” beginning on page 112 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Further reference is made to disclosure in the section entitled “Introductory Note” and in Item 2.01 of this Current Report, each of which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

On the Closing Date, the Pubco Board consisted of four directors, Paul Grinberg, Robert Hadick, Sarkees John Nahas and Gerald Bartholomew Smith.

On the Closing Date, the Audit Committee consisted of Paul Grinberg, Gerald Bartholomew Smith and Robert Hadick, with Paul Grinberg serving as chair of the committee. Paul Grinberg is an “independent director” as defined in the Nasdaq Rules and the rules and regulations of the SEC. Under applicable Nasdaq Rules, Pubco will be permitted to “phase-in” compliance with the independence requirements for its audit committee. The phase-in periods with respect to director independence allow Pubco to have (i) only one independent member on its audit committee upon the consummation of the Business Combination, (ii) a majority of independent members on its audit committee within 90 days of the consummation of the Business Combination and (iii) a fully independent audit committee within one year of the consummation of the Business Combination. Pubco has taken advantage of these phase-in rules with respect to each of Gerald Bartholomew Smith’s and Robert Hadick’s service on the audit committee. Pubco expects that by the first anniversary of its initial listing on Nasdaq, the audit committee will comply with the applicable independence requirements. Paul Grinberg qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and which member or members possess financial sophistication, as defined under the rules of Nasdaq.

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On the Closing Date, Pubco’s Compensation Committee consisted of Gerald Bartholomew Smith, Robert Hadick and Paul Grinberg, with Gerald Bartholomew Smith serving as chair of the committee.

On the Closing Date, the Pubco’s Nominating and Corporate Governance Committee consisted of Sarkees John Nahas, Paul Grinberg and Gerald Bartholomew Smith, with Sarkees John Nahas serving as chair of the committee.

Executive Officers

On the Closing Date, the following individuals were appointed to serve as executive officers of Pubco:

Name	Position
Gerald Bartholomew Smith	Chief Executive Officer and President
Laine Mihalchick Moljo	Chief Operating Officer and Secretary
Sean Ostrower	Chief Financial Officer

Biographical Information

For biographical information regarding Pubco’s directors and officers, reference is made to the section of the Proxy Statement/Prospectus entitled “Management of Pubco Following the Business Combination,” beginning on page 233 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Pubco 2026 Omnibus Incentive Plan

The Board and shareholders adopted the 2026 Omnibus Incentive Plan (the “Incentive Plan”) prior to the Closing, which became effective on June 11, 2026. A description of the 2026 Omnibus Incentive Plan is included in the Proxy Statement/Prospectus in the section titled “Executive and Director Compensation — Material Terms of the Incentive Plan” on page 246 thereof, which is incorporated by reference herein.

Pubco has reserved the sum of (i) 9,000,000 Pubco Class A Stock and (ii) an annual increase on the first day of each year during the term of the Incentive Plan, beginning on January 1, 2027 and ending on and including January 1, 2036, equal to the lesser of (x) 5% of the aggregate number of fully diluted Pubco Class A Stock issued and outstanding on December 31 of the immediately preceding year and (y) such number of Pubco Class A Stock as may be determined by the Incentive Plan administrator for issuance pursuant to the Incentive Plan, subject to certain adjustments set forth in the Incentive Plan.

The foregoing description of the Incentive Plan and the information incorporated by reference does not purport to be complete and is qualified in its entirety by the terms and conditions of the Incentive Plan, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.05. Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 11, 2026, the Board adopted a Code of Ethics and Business Conduct applicable to Pubco’s employees, officers and directors.

The above description of the Code of Ethics and Business Conduct does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics and Business Conduct, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

A copy of Pubco’s Code of Ethics and Business Conduct is also available on our website at https://www.avat.com/. The information on Pubco’s website does not constitute part of this Current Report and is not incorporated herein by reference.

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Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, MLAC ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section of the Proxy Statement/Prospectus titled “The Business Combination Proposal,” beginning on page 112 of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited consolidated financial statements of Avalanche Treasury Company, LLC as of December 31, 2025 and for the period from August 20, 2025 (inception) to December 31, 2025 are included in the Proxy Statement/Prospectus on pages F-21 through F-44, and are incorporated herein by reference. The unaudited financial statements of Avalanche Treasury Company, LLC as of and for the three months ended March 31, 2026 are set forth herein as Exhibit 99.1 and are incorporated herein by reference.

The audited consolidated financial statements of Pubco as of December 31, 2025 and for the period from September 22, 2025 (inception) to December 31, 2025 are included in the in the Proxy Statement/Prospectus on pages F-43 through F-58 and are incorporated herein by reference. The unaudited financial statements of Pubco as of and for the three months ended March 31, 2026 are set forth herein as Exhibit 99.2 and are incorporated herein by reference.

The audited consolidated financial statements of MLAC as of and for the years ended December 31, 2025 and December 31, 2024 are included in the Proxy Statement/Prospectus on pages F-2 through F-21, and are incorporated herein by reference. The unaudited financial statements of MLAC as of March 31, 2026 and for the three months ended March 31, 2026 and 2025 are set forth herein as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Pubco, MLAC and AVAT as of and for the year ended December 31, 2025 and for the three months ended March 31, 2026 is filed as Exhibit 99.4 hereto and is incorporated herein by reference.

(c) Exhibits.

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Exhibit Index

Exhibit No.	Description
2.1(1)†**	Business Combination Agreement, dated as of October 1, 2025, by and among MLAC, Pubco, MLAC Merger Sub, AVAT Merger Sub, AVAT and the Seller (incorporated by reference to Exhibit 2.1 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
2.2(1)†**	Amendment No. 1 to the Business Combination Agreement, dated as of January 13, 2026, by and among MLAC, Pubco, MLAC Merger Sub, AVAT Merger Sub, AVAT and the Seller (incorporated by reference to Exhibit 2.2 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
2.3(1)†**	Amendment No. 2 to the Business Combination Agreement, dated as of March 17, 2026, by and among MLAC, Pubco, MLAC Merger Sub, AVAT Merger Sub, AVAT, the Seller and the Seller Related Parties (incorporated by reference to Exhibit 2.3 to Pubco’s Registration Statement on Form S-4/A filed with the SEC on April 14, 2026).
3.1*	Amended and Restated Certificate of Incorporation of Pubco.
3.2*	Amended and Restated Bylaws of Pubco.
10.1*	Pubco 2026 Omnibus Incentive Plan.
10.2(1)**	Sponsor Support Agreement, dated October 1, 2025, by and among MLAC, Sponsor and Pubco (incorporated by reference to Exhibit 10.9 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
10.3†**	Form of MLAC Lock-Up Agreement, by and among Pubco, Sponsor, MLAC Insiders and the undersigned holders thereto (incorporated by reference to Exhibit 10.10 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
10.4†**	Form of Seller Lock-Up Agreement, by and among Pubco and the undersigned holders thereto (incorporated by reference to Exhibit 10.11 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
10.5*	Amended and Restated Registration Rights Agreement, dated June 11, 2026, by and among Pubco, MLAC, the Seller, the Foundation and certain other undersigned holders thereto.
10.6(1)†**	Form of LLC Subscription Agreement, dated as of October 1, 2025, by and among MLAC, Pubco, AVAT and certain undersigned subscribers thereto (incorporated by reference to Exhibit 10.13 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
10.7(1)†**	Asset Purchase and Contribution Agreement, dated as of October 1, 2025, by and among Seller, AVAT, Pubco, Avalanche BVI and Avalanche Cayman (incorporated by reference to Exhibit 10.14 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
10.8(1)†**	AVAX Token Sale Agreement, dated as of October 1, 2025, by and among AVAT, Pubco, Avalanche BVI and Avalanche Cayman (incorporated by reference to Exhibit 10.15 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
10.9**	Letter Agreement, dated December 12, 2024, by and among MLAC, its officers, directors and the Sponsor (incorporated herein by reference to Exhibit 10.1 MLAC’s Current Report on Form 8-K filed on December 16, 2024).

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10.10**	Employment Offer Letter, dated as of October 22, 2025, by and between AVAT and Gerald Bartholomew Smith (incorporated by reference to Exhibit 10.16 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026)
10.11**	Addendum to Employment Offer Letter, dated as of March 16, 2026 by and between AVAT and Gerald Bartholomew Smith (incorporated by reference to Exhibit 10.17 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
10.12**	Employment Offer Letter, dated as of October 22, 2025, by and between AVAT and Laine Mihalchick Moljo (incorporated by reference to Exhibit 10.18 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
10.13**	Addendum to Employment Offer Letter, dated as of March 17, 2026 by and between AVAT and Laine Mihalchick Moljo (incorporated by reference to Exhibit 10.19 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
10.14**	Employment Offer Letter, dated as of February 24, 2026, by and between AVAT and Sean Ostrower (incorporated by reference to Exhibit 10.20 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
10.15**	Form of Indemnification Agreement by and between Avalanche Treasury Corporation and its Directors and Executive Officers (incorporated by reference to Exhibit 10.22 to Pubco’s Registration Statement on Form S-4/A filed with the SEC on April 14, 2026).
10.16**	Form of Advisory Agreement, by and among AVAT and Members of the Advisory Board (incorporated by reference to Exhibit 10.21 to Pubco’s Registration Statement on Form S-4/A filed with the SEC on April 14, 2026).
10.17*†	Sponsor Escrow Agreement, dated as of June 11, 2026, by and between Sponsor, Pubco, Seller and Continental Stock Transfer & Trust Company.
10.18*†	Astral Escrow Agreement, dated as of June 11, 2026, by and between Astral, Pubco, Seller and Continental Stock Transfer & Trust Company.
14.1*	Code of Ethics and Business Conduct of Avalanche Treasury Corporation.
21.1**	List of Subsidiaries of Pubco (incorporated by reference to Exhibit 21.1 to Pubco’s Registration Statement on Form S-4 filed with the SEC on March 27, 2026).
99.1**	Unaudited condensed consolidated financial statements of Avalanche Treasury Company, LLC as of March 31, 2026, and for the three months ended March 31, 2026 and the period from December 31, 2025 to March 31, 2026 (incorporated by reference to Exhibit 99.2 to Pubco’s Current Report on Form 8-K filed with the SEC on May 29, 2026).
99.2**	Unaudited condensed consolidated financial statements of Pubco as of March 31, 2026, and for the three months ended March 31, 2026 and for the period from December 31, 2025 to March 31, 2026 (incorporated by reference to Exhibit 99.1 to Pubco’s Current Report on Form 8-K filed with the SEC on May 29, 2026).
99.3**	Unaudited financial statements of MLAC as of March 31, 2026 and for the three months ended March 31, 2026 and 2025 (incorporated by reference to MLAC’s Quarterly Report on Form 10-Q (File No. 001-42436) filed with the SEC on May 15, 2026).
99.4*	Unaudited pro forma condensed combined financial information of Pubco as of March 31, 2026 and for the year ended December 31, 2025 and three months ended March 31, 2026.
99.5*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Avalanche Treasury Company, LLC as of and for the three months ended March 31, 2026.

*	Filed herewith.

**	Previously filed.

(1)	Certain schedules, exhibits and similar attachments have been omitted in accordance with Regulation S-K Item 601(a)(5). The registrant agrees to furnish supplementally a copy of all omitted information to the SEC upon its request.

†	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALANCHE TREASURY CORPORATION

Date: June 17, 2026	By:	/s/ Gerald Bartholomew Smith
		Name:	Gerald Bartholomew Smith
		Title:	Chief Executive Officer and President

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